UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 27, 2011
Old Line Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-50345	20-0154352

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1525 Pointer Ridge Place
Bowie, Maryland 20716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 301-430-2544
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 3 — Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities.
     As outlined below, Old Line Bancshares, Inc. (the “Company”) sold 776,872 shares of its common stock, par value $0.01 per share, at a purchase price of $8.25 per share or an aggregate of $6,409,194, to certain investors, including officers and directors of the Company, who participated in its private placement. There were no underwriting discounts or commissions paid in connection with the sale of the common stock, which was made pursuant to subscription agreements, a form of which is attached as Exhibit 99.1 hereto.

		Gross
Date	# of Shares	Proceeds
1/25/2011	39,372	$324,819
1/28/2011	304,096	2,508,792
1/31/2011	281,818	2,324,999
2/1/2011	151,586	1,250,585

Total	776,872	$6,409,194

     The offer and sale of the Company’s common stock in the private placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of, and Rule 506 of Regulation D under, the Securities Act. Each investor represented to the Company that they met the criteria of an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act and/or that the investor satisfied the knowledge and experience standards of Rule 506(b)(2)(ii) under the Securities Act.
Section 5 — Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
     On January 27, 2011, the Company held a special meeting of stockholders at which its stockholders voted on the following matters:
     1. To approve the Agreement and Plan of Merger dated September 1, 2010, as amended, by and between Old Line Bancshares, Inc. and Maryland Bankcorp, Inc., pursuant to which Maryland Bankcorp, Inc. will merge with and into Old Line Bancshares, Inc., with Old Line Bancshares, Inc. as the surviving entity, and the merger contemplated by the Agreement and Plan of Merger.

Votes For	2,467,158
Votes Against	8,470
Abstentions	0
     2. To adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of additional proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the stockholders at the meeting.

Votes For	2,152,354
Votes Against	19,180
Abstentions	304,094

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
99.1     Form of Subscription Agreement and Power of Attorney.
99.2     Press release announcing completion of private placement dated February 1, 2011
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.
Date: February 1, 2011	By:	/s/ Christine M. Rush
Christine M. Rush, Chief Financial Officer